Exhibit 10.1

FIRST AMENDMENT TO THE CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 30, 2003 and entered into by and among URS CORPORATION, a Delaware corporation (“Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (“Lenders”) and CREDIT SUISSE FIRST BOSTON, as administrative agent for Lenders (“Administrative Agent”), and is made with reference to that certain Credit Agreement dated as of August 22, 2002 (as amended, modified, restated or otherwise supplemented to the date hereof, the “Credit Agreement”), by and among Company, Lenders, CREDIT SUISSE FIRST BOSTON, as a Co-Lead Arranger and Administrative Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Lead Arranger and syndication agent for Lenders, and BNP PARIBAS, HARRIS TRUST & SAVINGS BANK and THE ROYAL BANK OF SCOTLAND PLC, as co-documentation agents for Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

     WHEREAS, Company and Lenders desire to amend the Credit Agreement as more particularly described below; and

     WHEREAS, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default:

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendments to Section 1: Definitions

     A.     Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

     “‘Credit Facilities’ means the senior secured credit facilities extended by Lenders to Company pursuant to the Agreement.”

     “‘First Amendment Effective Date’ means January 30, 2003.”

     “‘First Amendment Period’ means the period commencing on the First Amendment Effective Date and ending upon the first to occur of (i) receipt by Administrative Agent of a Compliance Certificate for the Fiscal Year ending October 31, 2003 reflecting a Consolidated Leverage Ratio less than or equal to 3.90 to 1.00, (ii) receipt by Administrative Agent of a Compliance Certificate for the Fiscal Quarter ending January 31, 2004 reflecting a Consolidated Leverage Ratio less than or equal to 3.75 to 1.00, or (iii) receipt by Administrative Agent of a Compliance Certificate for the Fiscal Quarter ending April 30, 2004; provided that in the event the Compliance Certificate for the Fiscal Quarter ending January 31, 2004 reflects a Consolidated Leverage Ratio greater than 3.75 to 1.00, the First Amendment Period shall be deemed reinstated for the period commencing on January 31, 2004 and ending on receipt by Administrative Agent of a Compliance Certificate for the Fiscal Quarter ending April 30, 2004; provided further, that any action permitted to be taken, or condition permitted to exist, after the expiration of the First Amendment Period shall not, in the event of reinstatement of the First Amendment Period and the restrictions imposed during the First Amendment Period pursuant to the preceding clause, constitute an Event of Default or a Potential Event of Default.”

     “‘Fiscal Month’ means a fiscal month of any Fiscal Year.”

1.2 Amendments to Section 2: Amounts and Terms of Commitments and Loans

     A.     Subsection 2.2A of the Credit Agreement is hereby amended by (i) deleting the proviso at the conclusion of subsection (i) thereof in its entirety and substituting the following therefor, and (ii) deleting the proviso at the conclusion of subsection (ii) thereof in its entirety and substituting the following therefor, respectively:

“provided further, that, during the First Amendment Period, the Base Rate Margin and Eurodollar Rate Margin for Tranche A Term Loans and Revolving Loans shall be 0.25% per annum in excess of the applicable Base Rate Margin and Eurodollar Rate Margin set forth in the table above, respectively; provided still further, in the event the senior secured rating for the Credit Facilities shall, at any time that the Consolidated Leverage Ratio is greater than 3.70 to 1.00, be below BB- from S&P or below Ba3 from Moody’s, the Base Rate Margin and Eurodollar Rate Margin for Tranche A Term Loans and Revolving Loans shall be 0.25% per annum in excess of the Base Rate Margin and Eurodollar Rate Margin otherwise applicable pursuant to this subsection 2.2A(i) until the earlier to occur of (A) the Credit Facilities have achieved a senior secured rating of at least BB- from S&P and at least Ba3 from Moody’s, or (B) the Consolidated Leverage Ratio is less than or equal to 3.70 to 1.00 as reflected in a Compliance Certificate received by Administrative Agent.”

“provided further, that, during the First Amendment Period, the Base Rate Margin and Eurodollar Rate Margin for Tranche B Term Loans shall be 0.25% per annum in excess of the applicable Base Rate Margin and Eurodollar Rate Margin set forth in the table above, respectively; provided still further, in the event the senior secured rating for the Credit Facilities shall, at any time that the Consolidated Leverage Ratio is greater than 3.70 to 1.00, be below BB- from S&P or below Ba3 from Moody’s, the Base Rate Margin and Eurodollar Rate Margin for Tranche B Term Loans shall be 0.25% per annum in excess of the Base Rate Margin and Eurodollar Rate Margin otherwise applicable pursuant to this subsection 2.2A(ii) until the earlier to occur of (A) the Credit Facilities have achieved a senior secured rating of at least BB- from S&P and at least Ba3 from Moody’s, or (B) the Consolidated Leverage Ratio is less than or equal to 3.70 to 1.00 as reflected in a Compliance Certificate received by Administrative Agent.”

     B.     Subsection 2.4B(iii) of the Credit Agreement is hereby amended by deleting subsection (e) thereof in its entirety and substituting the following therefor:

“(e) Prepayments and Reductions from Consolidated Excess Cash Flow. (1) In the event that there shall be Consolidated Excess Cash Flow for the two Fiscal Quarter Period ending April 30, 2003, Company shall, no later than June 25, 2003, prepay the Loans in an aggregate amount equal to 100% of such Consolidated Excess Flow; (2) in the event that there shall be Consolidated Excess Cash Flow for the two Fiscal Quarter period ending October 31, 2003, Company shall, no later than February 10, 2004, prepay the Loans in an aggregate amount equal to 100% of such Consolidated Excess Flow; and (3) in the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year commencing with the Fiscal Year ending October 31, 2004, no later than 100 days after the end of each Fiscal Year, prepay the Loans in an aggregate amount equal to 75% of such Consolidated Excess Cash Flow; provided, that commencing with the Fiscal Year ending October 31, 2004, such percentage shall be reduced to 50% for any Fiscal Year during which the Consolidated Leverage Ratio as of the last day of such Fiscal Year is less than 2.50:1.00.”

1.3 Amendments to Section 6: Company’s Affirmative Covenants

     A.     Subsection 6.1 of the Credit Agreement is hereby amended by deleting subsection (i) thereof in its entirety and substituting the following therefor:

“(i) Company Monthly Reports and Quarterly Financials: (a) during the First Amendment Period, as soon as available and in any event within 30 days after the end of each Fiscal Month, a consolidated balance sheet of Company and its Subsidiaries as of the end of such Fiscal Month and the related statements of income and cash flows of Company and its Subsidiaries (including a calculation of Consolidated EBITDA) for such Fiscal Month, all in reasonable detail, (b) as soon as available and in any event within 55 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (c) as soon as available and in any event within 90 days after the end of each Fiscal Quarter, a summary of such consolidated statements setting forth in comparative form the corresponding figures from the Financial Plan for the current Fiscal Year and a narrative report describing the operations of Company and its Subsidiaries in each case in the form prepared for presentation to the Governing Body of Company for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter;”

1.4 Amendments to Section 7: Company’s Negative Covenants

     A.     Subsection 7.1 of the Credit Agreement is hereby amended by (i) deleting subsection (x) thereof in its entirety and substituting the following therefor, and (ii) deleting subsection (xiii) thereof in its entirety and substituting the following therefor, respectively:

     “(x) Foreign Subsidiaries may become and remain liable with respect to Indebtedness to Persons other than Company or any of its Subsidiaries in an aggregate principal amount (including the amount of any such Indebtedness listed on Schedule 7.1 of the Company Disclosure Letter) not to exceed (a) during the First Amendment Period, $25,000,000 at any time outstanding, and (b) from and after the expiration of the First Amendment Period, $40,000,000 at any time outstanding; provided that such amount shall be increased by 5% as of the last day of each Fiscal Year, commencing with the Fiscal Year ending on or after the expiration of the First Amendment Period;”

     “(xiii) Company and its Domestic Subsidiaries (other than Inactive Subsidiaries) may become and remain liable with respect to other Indebtedness to Persons other than Company or any of its Subsidiaries in an aggregate principal amount not to exceed (a) during the First Amendment Period, $5,000,000 at any time outstanding, and (b) from and after the expiration of the First Amendment Period, $25,000,000 at any time outstanding; provided that such amount shall be increased by 10% as of the last day of each Fiscal Year, commencing with the Fiscal Year ending on or after the expiration of the First Amendment Period.”

     B.     Subsection 7.3 of the Credit Agreement is hereby amended by inserting the following paragraph at the conclusion thereof:

     “Notwithstanding anything to the contrary in this subsection 7.3, during the First Amendment Period, Investments comprised of Cash or Cash Equivalents (excluding Investments in respect of Joint Venture expenditures relating to EG&G working capital) otherwise permitted pursuant to subsections (ix) through (xiii) above shall not exceed an aggregate amount of $5,000,000.”

     C.     Subsection 7.5A of the Credit Agreement is hereby amended by deleting subsections (x) through (xi) thereof in their entirety and substituting the following therefor:

     “(x) Company may purchase shares of Capital Stock of Company and any warrants or other rights with respect to the Capital Stock of Company from (a) its employees, by net exercise or otherwise, pursuant to the terms of any employee stock option, restricted stock or incentive stock plan, and (b) its officers and directors, in an aggregate amount not to exceed $2,000,000 in any Fiscal Year; and (xi) from and after the expiration of the First Amendment Period, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, Company may repurchase common stock of Company in an aggregate amount not to exceed $25,000,000, provided that after giving effect to any such repurchase, (a) Company and its Subsidiaries have sufficient Cash available, consistent with past practices, for their ordinary business operations and (b) there are no Swing Line Loans or Revolving Loans outstanding.”

     D.     Subsection 7.6 of the Credit Agreement is hereby amended by deleting subsection (B) therefrom in its entirety and substituting the following therefor:

     “B. Maximum Consolidated Leverage Ratio. Company shall not permit the Consolidated Leverage Ratio as of the last day of any Fiscal Quarter ending during any of the periods set forth below to exceed the correlative ratio indicated:

Period	Maximum Consolidated Leverage Ratio

Closing Date through July 31, 2003	4.50:1.00
August 1, 2003 through October 31, 2003	4.25:1.00
November 1, 2003 through January 31, 2004	4.00:1.00
February 1, 2004 through July 31, 2004	3.75:1.00
August 1, 2004 through October 31, 2004	3.60:1.00
November 1, 2004 through April 30, 2005	3.50:1.00
May 1, 2005 through October 31, 2005	3.25:1.00
November 1, 2005 and thereafter	3.00:1.00	”

     E.     Section 7 of the Credit Agreement is hereby amended by deleting subsection 7.8 therefrom in its entirety and substituting the following therefor:

7.8 Consolidated Capital Expenditures.

Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (the “Maximum Consolidated Capital Expenditures Amount”) set forth below opposite such Fiscal Year; provided that the Maximum Consolidated Capital Expenditures Amount for any Fiscal Year commencing with the Fiscal Year ending October 31, 2004 shall be increased by an amount equal to 100% of the excess, if any, of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (without giving effect to any adjustment in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year:

Maximum Consolidated
Fiscal Year	Capital Expenditures Amount

2002	$70,000,000
2003	$30,000,000
2004 and each Fiscal Year thereafter	$50,000,000

     Section 2. CONDITIONS TO EFFECTIVENESS

     Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

     A.     On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

1.	Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the First Amendment Effective Date;

2.	A certificate, dated as of the First Amendment Effective Date, of its corporate secretary or an assistant secretary, certifying that there have been no changes in its Bylaws from the form of Bylaws previously delivered to Lenders;

3.	Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

4.	Signature and incumbency certificates of its officers executing this Amendment; and

5.	Executed copies of this Amendment.

     B.     On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

     C. Company shall pay to each Lender executing this Amendment by 5:00 p.m., New York time, on February 6, 2003 an amendment fee equal to 0.25% of the sum of such Lender’s Tranche A Term Loan Exposure plus such Lender’s Tranche B Term Loan Exposure plus such Lender’s Revolving Loan Exposure.

     Section 3. COMPANY’S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete as of the First Amendment Effective Date:

     A.     Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

     B.     Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

     C.     No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries in any manner that would be likely to result in a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders or Permitted Encumbrances), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

     D.     Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E.     Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

     F.     Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G.     Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

     Section 4. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     B.     Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

     C.     Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D.     Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E.     Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders and each of the Subsidiary Guarantors and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     Section 5. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

     Each guarantor listed on the signature pages hereof (“Subsidiary Guarantors”) hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Subsidiary Guarantor under its applicable Subsidiary Guaranty shall not be impaired or affected and the applicable Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Subsidiary Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendment to the Credit Agreement.

[The remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company, Lenders, and Guarantors have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

URS CORPORATION, a Delaware corporation

By:	/s/ Kent P. Ainsworth

Name: Title:	Kent P. Ainsworth Executive Vice President and Chief Financial Officer

AURUM CLO 2002-1 LTD.

By: Stein Roe & Farnham Incorporated, as Investment Manager

By:	/s/ Kathleen A. Zam

Name: Title:	Kathleen A. Zam Senior Vice President

STEIN ROE & FARNHAM CLO I LTD.

By: Stein Roe & Farnham Incorporated, as Portfolio Manager

By:	/s/ Kathleen A. Zam

Name: Title:	Kathleen A. Zam Senior Vice President

STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

By: Stein Roe & Farnham Incorporated, as Advisor

By:	/s/ Kathleen A. Zam

Name: Title:	Kathleen A. Zam Senior Vice President

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD. or an affiliate

By:	/s/ John P. Thacker

Name: Title:	John P. Thacker Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD. or an affiliate

By:	/s/ John P. Thacker

Name: Title:	John P. Thacker Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD. or an affiliate

By:	/s/ John P. Thacker

Name: Title:	John P. Thacker Chief Credit Officer

THE ROYAL BANK OF SCOTLAND PLC, Individually and as a Co-Documentation Agent

By:	/s/ Andrew S. Weinberg

Name: Title:	Andrew S. Weinberg Senior Vice President

WHITNEY PRIVATE DEBT FUND, L.P.

By:	/s/ Marc S. Diagonale

Name: Title:	Marc S. Diagonale Authorized Signatory

ORIX FINANCIAL SERVICES, INC.

By:	/s/

Title:	Vice President

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/

Title:	Director

MADISON AVENUE CDO IV LTD. By: Metropolitan Life Insurance Company, as Collateral Manager

By:	/s/

Title:	Director

VENTURE II CDO 2002, LIMITED By its investment advisor, Barclays Bank PLC, New York Branch

By:	/s/ Kenneth Ostmann

Name: Title:	Kenneth Ostmann Director

VENTURE CDO 2002, LIMITED By its investment advisor, Barclays Capital Asset Management, Limited

By its sub-advisor, Barclays Bank PLC, New York Branch

By:	/s/ Kenneth Ostmann

Name: Title:	Kenneth Ostmann Director

PROMETHEUS INVESTMENT FUNDING NO. 2, LTD

By:	/s/ Elizabeth Tallmadge

Name: Title:	Elizabeth Tallmadge Managing Director and Chief Investment Officer

By:	/s/ James T. Li

Name: Title:	James T. Li Associate Director

PROMETHEUS INVESTMENT FUNDING NO. 1, LTD

By:	/s/ Elizabeth Tallmadge

Name: Title:	Elizabeth Tallmadge Managing Director and Chief Investment Officer

By:	/s/ James T. Li

Name: Title:	James T. Li Associate Director

MAPLEWOO (CAYMAN) LIMITED By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

By:	/s/ Glenn Duffy

Name: Title:	Glenn Duffy Managing Director

TRYON CLO LTD 2000-I By: David L. Babson & Company Inc. as Collateral Manager

By:	/s/ Glenn Duffy

Name: Title:	Glenn Duffy Managing Director

SUFFIELD CLO, LIMITED By: David L. Babson & Company Inc. as Collateral Manager

By:	/s/ Glenn Duffy

Name: Title:	Glenn Duffy Managing Director

ELC (CAYMAN), LTD. 2000-I By: David L. Babson & Company Inc. as Collateral Manager

By:	/s/ Glenn Duffy

Name: Title:	Glenn Duffy Managing Director

ELC (CAYMAN), LTD. CDO SERIES 1999-1 By: David L. Babson & Company Inc. as Collateral Manager

By:	/s/ Glenn Duffy

Name: Title:	Glenn Duffy Managing Director

BILL & MELINDA GATES FOUNDATION By: David L. Babson & Company Inc. as Investment Advisor

By:	/s/ Glenn Duffy

Name: Title:	Glenn Duffy Managing Director

APEX (IDM) CDO I, LTD. By: David L. Babson & Company Inc. as Collateral Manager

By:	/s/ Glenn Duffy

Name: Title:	Glenn Duffy Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Adviser

By:	/s/ Glenn Duffy

Name: Title:	Glenn Duffy Managing Director

NATIONAL CITY BANK

By:	/s/

Title:	Vice President

HARBOURVIEW CLO V, LTD.

By:	/s/

Title:	Manager

PPM SPYGLASS FUNDING TRUST

By:	/s/ Diana L. Mushill

Name: Title:	Diana L. Mushill Authorized Agent

PPM SHADOW CREEK FUNDING LLC

By:	/s/ Diana L. Mushill

Name: Title:	Diana L. Mushill Assistant Vice President

SRF 2000 LLC

By:	/s/ Diana L. Mushill

Name: Title:	Diana L. Mushill Assistant Vice President

OLYMPIC FUNDING TRUST, SERIES 1999-1

By:	/s/ Diana L. Mushill

Name: Title:	Diana L. Mushill Authorized Agent

MUIRFIELD TRADING LLC

By:	/s/ Diana L. Mushill

Name: Title:	Diana L. Mushill Assistant Vice President

STANWICH LOAN FUNDING LLC

By:	/s/ Diana L. Mushill

Name: Title:	Diana L. Mushill Assistant Vice President

PRINCIPAL LIFE INSURANCE COMPANY

By:	/s/ Jon C. Heiny

Name: Title:	Jon C. Heiny Counsel

By:	/s/ Douglas A. Drees

Name: Title:	Douglas A. Drees Counsel

ING CAPITAL LLC

By:	/s/

Title:	Managing Director

LONGHORN CDO (CAYMAN) LTD By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

By:	/s/ Anthony Heyman

Name: Title:	Anthony Heyman Authorized Signatory

LONGHORN CDO II, LTD

By: Merrill Lynch Investment Managers, L.P., As Investment Advisor

By:	/s/ Anthony Heyman

Name: Title:	Anthony Heyman Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO By: Merrill Lynch Investment Managers, L.P., As Investment Advisor

By:	/s/ Anthony Heyman

Name: Title:	Anthony Heyman Authorized Signatory

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

By:	/s/ Anthony Heyman

Name: Title:	Anthony Heyman Authorized Signatory

MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK LOAN INCOME PORTFOLIO By: Merrill Lynch Investment Managers, L.P. as Investment Advisors

By:	/s/ Anthony Heyman

Name: Title:	Anthony Heyman Authorized Signatory

DRYDEN LEVERAGED LOAN CDO 2002-II By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/

Title:	Vice President

DRYDEN III-LEVERAGED LOAN CDO 2002 By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/

Title:	Vice President

DRYDEN HIGH YIELD CDO 2001-1

By: Prudential Investment management, Inc., as Collateral Manager

By:	/s/

Title:	Vice President

BNP PARIBAS

By:	/s/ Duane P. Helkowski

Name: Title:	Duane P. Helkowski Director

By:	/s/ Stephanie Rogers

Name: Title:	Stephanie Rogers Vice President

FRANKLIN CLO IV, LIMITED

By:	/s/ Richard D’Addario

Name: Title:	Richard D’Addario Senior Vice President

FRANKLIN CLO III, LIMITED

By:	/s/ Richard D’Addario

Name: Title:	Richard D’Addario Senior Vice President

FRANKLIN CLO II, LIMITED

By:	/s/ Richard D’Addario

Name: Title:	Richard D’Addario Senior Vice President

FRANKLIN CLO I, LIMITED

By:	/s/ Richard D’Addario

Name: Title:	Richard D’Addario Senior Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard D’Addario

Name: Title:	Richard D’Addario Vice President

FRANKLIN FLOATING RATE TRUST

By:	/s/ Richard D’Addario

Name: Title:	Richard D’Addario Vice President

BRYN MAWR CLO, LTD By: Deefield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer

Name: Title:	Matt Stouffer Vice President

ROSEMONT CLO, LTD By: Deefield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer

Name: Title:	Matt Stouffer Vice President

SEQUILS – CUMBERLAND I, LTD By: Deefield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer

Name: Title:	Matt Stouffer Vice President

JP MORGAN CHASE BANK, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

By:	/s/ Leslie Hundley

Name: Title:	Leslie Hundley Officer

ERSTE BANK

By:	/s/ Brandon A. Meyerson

Name: Title:	Brandon A. Meyerson Vice President, Erste Bank New York Branch

By:	/s/

Title:	First Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Janet K. Williams

Name: Title:	Janet K. Williams Duly Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, Individually and as Syndication Agent

By:	/s/ Marsha Poenisch

Name: Title:	Marsha Poenisch Vice President

TORONTO DOMINION (NEW YORK), INC.

By:	/s/ Gwen Zirkle

Name: Title:	Gwen Zirkle Vice President

UNION BANK OF CALIFORNIA, N.A.

By:	/s/

Title:	Vice President

CREDIT SUISSE FIRST BOSTON, Individually and as Administrative Agent

By:	/s/ Bill O’Daly

Name: Title:	Bill O’Daly Director

By:	/s/ Cassandra Droogan

Name: Title:	Cassandra Droogan Associate

ANTARES CAPITAL CORPORATION

By:	/s/ David Mahon

Name: Title:	David Mahon Director

IKB CAPITAL CORPORATION

By:	/s/ David Snyder

Name: Title:	David Snyder President

US BANK, NA

By:	/s/ Douglas A. Rich

Name: Title:	Douglas A. Rich Vice President

HARRIS TRUST & SAVINGS BANK

By:	/s/ Isabella Battista

Name Title:	Isabella Battista Vice President

MARINER CDO 2002, LTD

By:	/s/ David Mahon

Name: Title:	David Mahon Vice President

NOVA CDO 2001, LTD

By:	/s/ David Mahon

Name: Title:	David Mahon Vice President

BANK LEUMI USA

By:	/s/ Aliz Sadan

Name: Title:	Aliz Sadan Assistant Vice President

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc.

By:	/s/ Julia F. Maslanka

Name: Title:	Julia f. Maslanka Vice President

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By:	/s/ Stephen K. Goetschius

Name: Title:	Stephen K. Goetschius Senior Vice President

AIMCO CDO SERIES 2000-A, as a Lender

By:	/s/ Chris Goergen

Name: Title:	Chris Goergen Authorized Signatory

By:	/s/ Jerry D. Zinkula

Name: Title:	Jerry D. Zinkula Authorized Signatory

AIMCO CDO SERIES 2001-A, as a Lender

By:	/s/ Chris Goergen

Name: Title:	Chris Goergen Authorized Signatory

By:	/s/ Jerry D. Zinkula

Name: Title:	Jerry D. Zinkula Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Chris Goergen

Name: Title:	Chris Goergen Authorized Signatory

By:	/s/ Jerry D. Zinkula

Name: Title:	Jerry D. Zinkula Authorized Signatory

GUARANTORS:

AMAN ENVIRONMENTAL CONSTRUCTION, INC., a California corporation

By:	/s/ Jeffrey M. Kissel

Name: Title:	Jeffrey M. Kissel Chief Financial Officer

BANSHEE CONSTRUCTION COMPANY, INC., a California corporation

By:	/s/ Michael T. Orear

Name: Title:	Michael T. Orear President

CLEVELAND WRECKING COMPANY, a California corporation

By:	/s/ James Sheridan

Name: Title:	James Sheridan President

O’BRIEN-KREITZBERG INC., a California corporation

By:	/s/ Jeffrey M. Kissel

Name: Title:	Jeffrey M. Kissel Chief Financial Officer and Secretary

RADIAN INTERNATIONAL LLC, a Delaware limited liability company

By:	/s/ David C. Nelson

Name: Title:	David C. Nelson Vice President and Treasurer

SIGNET TESTING LABORATORIES INC., a Delaware corporation

By:	/s/ Jeffrey M. Kissel

Name: Title:	Jeffrey M. Kissel President

URS CONSTRUCTION SERVICES, INC., a Florida corporation

By:	/s/ Kent P. Ainsworth

Name: Title:	Kent P. Ainsworth Executive Vice President and Chief Executive Officer

URS CORPORATION, a Nevada corporation

By:	/s/ David C. Nelson

Name: Title:	David C. Nelson Vice President and Treasurer

URS CORPORATION GREAT LAKES, a Michigan corporation

By:	/s/ Kent P. Ainsworth

Name: Title:	Kent P. Ainsworth Executive Vice President and Chief Financial Officer

URS CORPORATION GROUP CONSULTANTS, a New York corporation

By:	/s/ David C. Nelson

Name: Title:	David C. Nelson Vice President and Treasurer

URS CORPORATION — MARYLAND, a Maryland corporation

By:	/s/ David C. Nelson

Name: Title:	David C. Nelson Vice President and Treasurer

URS CORPORATION — OHIO, an Ohio corporation

By:	/s/ David C. Nelson

Name: Title:	David C. Nelson Vice President and Treasurer

URS CORPORATION SOUTHERN, a California corporation

By:	/s/ David C. Nelson

Name: Title:	David C. Nelson Vice President and Treasurer

URS GROUP, INC., a Delaware corporation

By:	/s/ David C. Nelson

Name: Title:	David C. Nelson Vice President and Assistant Treasurer

URS OPERATING SERVICES, INC., a Delaware corporation

By:	/s/ Peter J. Pedalino

Name: Title:	Peter J. Pedalino Vice President and Controller

URS HOLDINGS, INC., a Delaware corporation

By:	/s/ David C. Nelson

Name: Title:	David C. Nelson Vice President and Treasurer

URS INTERNATIONAL INC., a Delaware corporation

By:	/s/ David C. Nelson

Name: Title:	David C. Nelson Vice President and Treasurer

LEAR SIEGLER SERVICES, INC., a Delaware corporation

By:	/s/ Kent P. Ainsworth

Name: Title:	Kent P. Ainsworth Executive Vice President

EG&G TECHNICAL SERVICES, INC., a Delaware corporation

By:	/s/ Kent P. Ainsworth

Name: Title:	Kent P. Ainsworth Executive Vice President

EG&G DEFENSE MATERIALS, INC., a Utah corporation

By:	/s/ William Neeb

Name: Title:	William Neeb Vice President